UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2017

COUNTY BANCORP, INC.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	001-36808	39-1850431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 North Rapids Road, Manitowoc, WI		54221
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (920) 686-9998

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 17, 2017, the Board of Directors (the “Board”) of County Bancorp, Inc. (the “Company”) voted to amend and restate the Company’s current bylaws as its Second Amended and Restated Bylaws (“Second Amended and Restated Bylaws”).  The Second Amended and Restated Bylaws are effective as of January 17, 2017.

Changes contained in the Second Amended and Restated Bylaws include:

(i) an amendment revising the set date of the annual meeting of shareholders to the third Tuesday in May of each year, or at such other date as may be fixed by the Board, and removing the set time of the meeting (Section 2.01 of the Second Amended and Restated Bylaws);

(ii) an amendment clarifying that directors are elected by a plurality of votes cast, which reflects the requirements of the Wisconsin Business Corporation Law and the voting standard that has been used by the Company (Section 2.08 of the Second Amended and Restated Bylaws);

(iii) an amendment revising the voting requirement necessary for shareholders to take action without a meeting by a consent in writing, changing the requirement of all shareholders to shareholders with voting power sufficient to cast not less than the minimum number of votes necessary to authorize an action, to conform to the provisions of the Company’s amended and restated articles of incorporation (Section 2.14 of the Second Amended and Restated Bylaws);

(iv) an amendment changing the minimum number of directors on the board of directors from one to ten (Section 3.02(a) of the Second Amended and Restated Bylaws);

(v) an amendment permitting notices of meetings of directors by electronic mail, removing notice by telegraph, and shortening the amount of time prior to a meeting that notice is required to be given (Section 3.07 of the Second Amended and Restated Bylaws); and

(vi) a new provision regarding forum selection stating that, unless the Company consents in writing, the courts of the State of Wisconsin shall be the sole and exclusive forum for certain stockholder actions (Section 13.01 of the Second Amended and Restated Bylaws).

The foregoing description of the Second Amended and Restated Bylaws does not purport to be complete and is qualified by reference to the full text of the Second Amended and Restated Bylaws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.Description

3.1	Second Amended and Restated Bylaws of County Bancorp, Inc., as of January 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COUNTY BANCORP, INC.

Date: January 20, 2017	By:	/s/ Mark A. Miller
Mark A. Miller
Secretary